Form N-SAR
Item 770

Name of Registrant:		VALIC Company I
Name of Portfolio:		VALIC Company I International
				Growth I
Issuer:							AEGON N.V.
Years of Operation:					3+
Underwriting Type:					Firm
Offering Type:						Eligible Foreign
(US Registered, Muni, Eligible Foreign, 144A)
Underwriter from whom Purchased:			American
							Century
							Investment
							Management,
							Inc.
Underwriting Syndicate Members:
	ABN AMRO Rothschild			Morgan Stanley
							 & Co.
							 International
							 Limited
	Credit Suisse First Boston (Europe) Limited	ING Bank N.V.
	Rabo Securities N.V.				Salomon
							 Brothers
							 International
							 Limited
	Banc of America Securities Limited		J.P. Morgan
							 Securities
							 Limited
	Merrill Lynch International			Fox-Pitt, Kelton
							 N.V.
	Stephens Inc.					WestLB
	Panmure Limited
Date Offering Commenced:				09/18/02
Date of Purchase:					09/18/02
Principal Amount of Offering:				$2,004,969,600
Offering price:						$9.774
Purchase price:						$9.774
Commission, spread or profit:				$.19
Principal amount of purchases by all investment
Companies advised by the investment sub-adviser:	$14,338,086.58





Form N-SAR
Item 770

Name of Registrant:		VALIC Company I
Name of Portfolio:		VALIC Company I Income and
				Growth
Issuer:							American
							Electric Power
							Co., Inc.
Years of Operation:					3+
Underwriting Type:					Firm
Offering Type:						US Registered
(US Registered, Muni, Eligible Foreign 144A)
Underwriter from whom Purchased:			American
							 Century
							 Investment
							 Management,
							 Inc.
Underwriting Syndicate Members:
	Goldman Sachs  & Co.				J. P. Morgan
							 Securities, Inc.
	Salomon Smith Barney, Inc.			Banc of
							 America
							 Securities LLC
	Rabo Securities N.V.				Salomon
							 Brothers
							 International
							 Limited
	Credit Suisse First Boston Corporation		Lehman
							 Brothers Inc.
	Merrill Lynch, Pierce, Fenner & Smith Inc.	UBS Warburg
							 LLC
	A.G. Edwards & Sons, Inc.			Danske
							 Securities
							 (US), Inc.
	Edward D. Jones & Co., L.P.			McDonald
							 Investments
							 Inc.
	TD Securities (USA) Inc.			The Williams
							 Capital Group,
							 L.P.
Date Offering Commenced:				06/05/02
Date of Purchase:					06/05/02
Principal Amount of Offering:				$752,560,000
Offering price:						$40.90
Purchase price:						$40.90
Commission, spread or profit:				$1.227
Principal amount of purchases by all investment
Companies advised by the investment sub-adviser:	$12,119,897






Form N-SAR
Item 770

Name of Registrant:		VALIC Company I
Name of Portfolio:		VALIC Company I Income and
				Growth
Issuer:							DTE Energy
							 Company
							 Preferred
Years of Operation:					3+
Underwriting Type:					Firm
Offering Type:						US Registered
(US Registered, Muni, Eligible Foreign 144A)
Underwriter from whom Purchased	American
 Century
 Investment
 Management,
 Inc.
Underwriting Syndicate Members:
UBS Warburg LLC	Salomon Smith
 Barney Inc.
Credit Suisse First Boston Corporation	J. P. Morgan
 Securities Inc.
	Leham Brothers Inc.				Banc One
 Capital
 Markets, Inc.
	Barclays Bank PLC
Date Offering Commenced:				06/19/02
Date of Purchase:					06/19/02
Principal Amount of Offering:				$172,500,000
Offering price:						$25.00
Purchase price:						$25.00
Commission, spread or profit:				$.75
Principal amount of purchases by all investment
Companies advised by the investment sub-adviser:	$3,000,000